FINANCIAL INVESTORS TRUST

Seafarer Overseas Growth and Income Fund

Seafarer Overseas Value Fund

(the “Funds”)

Supplement dated September 22, 2021

to the

Statement of Additional Information

dated August 31, 2021, as supplemented

The paragraph in the sub-section “Partial Portfolio Holdings” in the “Disclosure of Portfolio Holdings” section in the Funds’ Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period (or, optionally, for the most recent quarter-end period) and only after a five (5) calendar day delay from the end of the month (or quarter) being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings. Disclosure of partial Portfolio Holdings is optional and is not required.

Please retain this supplement with your Statement of Additional Information.